Exhibit 99.1

LETTER OF TRANSMITTAL

Emdeon Inc.

OFFERS TO EXCHANGE

UP TO $375,000,000 IN AGGREGATE PRINCIPAL AMOUNT OF 11% SENIOR NOTES DUE 2019, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), FOR ANY AND ALL OUTSTANDING 11% SENIOR NOTES DUE 2019

UP TO $375,000,000 IN AGGREGATE PRINCIPAL AMOUNT OF 11 1/4% SENIOR NOTES DUE 2020, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, FOR ANY AND ALL OUTSTANDING 11 1/4% SENIOR NOTES DUE 2020

THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2012 (the “EXPIRATION DATE”), UNLESS THE APPLICABLE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery to: Wilmington Trust, National Association, Exchange Agent

By Mail, Hand or Overnight Delivery:	By Facsimile:

Wilmington Trust, National Association c/o Wilmington Trust Company Corporate Capital Markets Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-1626	(302) 636-4139 For Information or Confirmation by Telephone: Sam Hamed (302) 636-6181

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY (“DTC”) DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Holders of Outstanding Notes (as defined below) should complete this Letter of Transmittal either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in “The Exchange Offers—Book-Entry Delivery Procedures” and “The Exchange Offers—Procedures for Tendering Outstanding Notes” in the Prospectus (as defined below) and an “Agent’s Message” (as defined below) is not delivered. If tender is being made by book-entry transfer, the holder must have an Agent’s Message delivered in lieu of this Letter of Transmittal.

Holders of Outstanding Notes whose certificates (the “Certificates”) for such Outstanding Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in “The Exchange Offers—Guaranteed Delivery Procedures” in the Prospectus.

As used in this Letter of Transmittal, the term “holder” with respect to the Exchange Offers (as defined below) means any person in whose name Outstanding Notes are registered on the books of Emdeon Inc., a Delaware corporation (the “Issuer”), or, with respect to interests in the Outstanding Notes held by DTC, any DTC participant listed in an official DTC proxy. The undersigned has completed, signed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

The undersigned hereby acknowledges receipt of the Prospectus dated             , 2012 (as it may be amended or supplemented from time to time, the “Prospectus”) of the Issuer and certain domestic subsidiaries of the Issuer (the “Guarantors,” and each, a “Guarantor”) and this Letter of Transmittal, which together constitute the offers (the “Exchange Offers”) to exchange (i) up to $375,000,000 in aggregate principal amount of the Issuer’s 11% Senior Notes due 2019, guaranteed by the Guarantors, that have been registered under the Securities Act (the “Exchange 2019 Notes”) for an equal aggregate principal amount of the Issuer’s 11% Senior Notes due 2019, guaranteed by the Guarantors, that were originally sold pursuant to a private offering in November 2011, and (ii) up to $375,000,000 in aggregate principal amount of the Issuer’s 11 1/4% Senior Notes due 2020, guaranteed by the Guarantors, that have been registered under the Securities Act (the “Exchange 2020 Notes” and, together with the Exchange 2019 Notes, the “Exchange Notes”) for an equal aggregate principal amount of the Issuer’s 11 1/4% Senior Notes due 2020, guaranteed by the Guarantors, that were originally sold pursuant to a private offering in November 2011 (the “Outstanding 2020 Notes” and, together with the Outstanding 2019 Notes, the “Outstanding Notes”). The Outstanding Notes are guaranteed on a senior unsecured basis (the “Old Guarantees”) by the Guarantors, and the Exchange Notes will be guaranteed on a senior unsecured basis (the “New Guarantees”) by the Guarantors. Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, the Guarantors offer to issue the New Guarantees with respect to all Exchange Notes issued in the Exchange Offers in exchange for the Old Guarantees of the Outstanding Notes for which such Exchange Notes are issued in the Exchange Offers. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the “Exchange Offers” include the Guarantors’ offer to exchange the New Guarantees for the Old Guarantees, references to the “Exchange Notes” include the related New Guarantees and references to the “Outstanding Notes” include the related Old Guarantees.

Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offers.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space below is inadequate, the Certificate or registration numbers and principal amounts of Outstanding Notes should be listed on a separately signed schedule affixed hereto.

Box 1

Description of Outstanding Notes Tendered

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	Series of Outstanding Notes	Certificate or Registration Number(s) of Outstanding Notes*	Aggregate Principal Amount Represented by Outstanding Notes	Aggregate Principal Amount of Outstanding Notes Being Tendered**

Total

*	Need not be completed by book-entry holders (see below).

**	The minimum permitted tender is $2,000 in principal amount. All tenders must be in integral multiples of $1,000 in principal amount. The aggregate principal amount of all of the Outstanding Notes represented by the Outstanding Notes identified in this column, or delivered to the Exchange Agent herewith, will be deemed tendered unless a lesser amount is specified in this column. See Instruction 4.

Box 2 Book-Entry Transfer

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Holders of Outstanding Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”) for which the transaction will be eligible. DTC participants that are accepting the Exchange Offers must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offers through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offers by submitting a Notice of Guaranteed Delivery through ATOP.

Box 3

Notice of Guaranteed Delivery

(See Instruction 2 below)

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Guarantor Institution which Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Box 4

Return of Non-Exchanged Outstanding Notes

Tendered by Book-Entry Transfer

☐	CHECK HERE IF OUTSTANDING NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

Box 5

Participating Broker-Dealer

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE ISSUER TO SUSPEND AND RESUME USE OF THE PROSPECTUS. PROVIDE THE NAME OF THE INDIVIDUAL WHO SHOULD RECEIVE, ON BEHALF OF THE HOLDER, ADDITIONAL COPIES OF THE PROSPECTUS, AND AMENDMENTS AND SUPPLEMENTS THERETO, AND ANY NOTICES TO SUSPEND AND RESUME USE OF THE PROSPECTUS.

Name:

Address:

Telephone No.:

Facsimile No.:

If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market making activities or other trading activities and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the exchange offer with respect to Outstanding Notes acquired other than as a result of market making activities or other trading activities. Any broker- dealer who purchased Outstanding Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Issuer the aggregate principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby in accordance with the terms and conditions of the Exchange Offers (including if any of the Exchange Offers is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Issuer) with respect to the tendered Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (a) deliver Certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (b) present and deliver such Outstanding Notes for transfer on the books of the Issuer, (c) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Outstanding Notes and (d) otherwise to cause the Outstanding Notes to be assigned, transferred and exchanged, all in accordance with the terms of the Exchange Offers.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, (b) when such tendered Outstanding Notes are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Outstanding Notes tendered for exchange are not subject to any adverse claims or proxies when the same are accepted by the Issuer. The undersigned hereby further represents that (i) any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) at the time of the commencement or consummation of the applicable Exchange Offer, neither the holder of such Outstanding Notes nor, to the actual knowledge of any such holder, any other person who is receiving Exchange Notes from such holder has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes in violation of the provisions of the Securities Act, (iii) neither the holder of such Outstanding Notes nor, to the knowledge of such holder, any other person receiving Exchange Notes from such holder is an “affiliate,” as such term is defined in Rule 405 under the Securities Act, of the Issuer or any Guarantor, (iv) if such holder is not a broker-dealer, neither such holder nor, to the knowledge of such holder, any other person receiving Exchange Notes from such holder is engaging in or intends to engage in a distribution of the Exchange Notes, and (v) if such holder is a Participating Broker-Dealer, such holder has acquired the Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities and that it will comply with the applicable provisions of the Securities Act (including, but not limited to, the prospectus delivery requirements thereunder).

The undersigned also acknowledges that the Exchange Offers are being made based on the Issuer’s understanding of an interpretation by the staff of the United States Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Morgan Stanley & Co., Inc. (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling (available July 2, 1993), or similar no-action letters, that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Issuer for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Issuer or any Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If a holder of the Outstanding Notes is an affiliate of the Issuer or any Guarantor, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in, or intends to engage in, a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offers, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer and the Guarantors of their obligations under (a) the Registration Rights Agreement, dated as of November 2, 2011, among the Issuer, the guarantors named therein and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the initial purchasers of the Outstanding 2019 Notes, and (b) the Registration Rights Agreement, dated as of November 2, 2011, among the Issuer, the guarantors named therein and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the initial purchasers of the Outstanding 2020 Notes, and that, in each case, the Issuer and the Guarantors shall have no further obligations or liabilities thereunder except as provided therein. The undersigned will comply with its obligations under the applicable Registration Rights Agreement.

The Exchange Offers are subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offers—Conditions to the Exchange Offers.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), as more particularly set forth in the Prospectus, the Issuer may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offers. In addition, the Issuer may amend any of the Exchange Offers at any time prior to the Expiration Date if any of the conditions set forth under “The Exchange Offers—Conditions to the Exchange Offers” occur.

All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Delivery Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Outstanding Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Outstanding Notes Tendered.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES TENDERED” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

Box 6

Special Issuance Instructions

(See Instructions 1, 5 and 6 below)

To be completed ONLY if Exchange Notes or Outstanding Notes not tendered are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above.

Issue

☐	Exchange Notes to:

☐	Outstanding Notes not tendered to:

Name(s)

(Please Type or Print)

Address

(Include Zip Code)

Daytime Telephone No.

DTC Participant No.

(Taxpayer Identification or Social Security Number)

Box 7

Special Delivery Instructions

(See Instructions 1, 5 and 6 below)

To be completed ONLY if Exchange Notes or Outstanding Notes not tendered are to be sent to someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Deliver

☐	Exchange Notes to:

☐	Outstanding Notes not tendered to:

☐	Exchange Notes to:

☐	Outstanding Notes not tendered to:

Name(s)

(Please Type or Print)

Address

(Include Zip Code)

Daytime Telephone No.

DTC Participant No.

(Taxpayer Identification or Social Security Number)

Box 8

PLEASE SIGN HERE

Tendering Holder Signature

In addition, U.S. persons should complete accompanying Substitute Form W-9—See Box 9

Signature of registered holder(s) or
Authorized Signatory(ies):

Date:

Note: The above lines must be signed by the registered holder(s) of the Outstanding Notes as their name(s) appear(s) on the Outstanding Notes or on a security position listing as the owner of the Outstanding Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers or endorsements transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name(s)

(Please Type or Print)

Capacity (full title):

Address

(Including Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

SIGNATURE GUARANTEE

(IF REQUIRED BY INSTRUCTION 5)

Signature(s) Guaranteed by
an Eligible Guarantor Institution:

(Authorized Signature)

(Title)

(Name and Firm)

(Address)

Date:

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 9

PAYER’S NAME: Emdeon Inc.

SUBSTITUTE	Name (as shown on your income tax return)
Form W-9	Business Name, if different from above

Department of the Treasury
Internal Revenue Service
Check appropriate box:
Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

☐ Individual/Sole proprietor ☐ C Corporation ☐ S Corporation

☐ Partnership ☐ Limited liability company. Enter the tax classification

(D=disregard entity, C= C corporation, S= S corporation P=partnership)

▶ ________

☐ Other ___________________

Address

City, state, and ZIP code

	Part 1—Taxpayer Identification Number—Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For” in the box at right, certify by signing and dating below, and complete the following “Certificate of Awaiting Taxpayer Identification Number” box.	Social Security Number OR Employer Identification Number

PART 2—For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding. ☐

PART 3—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, all reportable payments made to me will be subject to backup withholding (currently at the rate of 28%), until I provide a taxpayer identification number.

Signature	Date	, 2012

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer—Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the NAME and SOCIAL SECURITY NUMBER of

1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)

b. The so-called trust account that is not a legal or valid trust under State law	The actual owner (1)

5. Sole proprietorship or disregarded entity owned by an individual	The owner (3)

For this type of account:	Given the NAME and EMPLOYER IDENTIFICATION NUMBER of —

6. A valid trust, estate, or pension trust	Legal entity (4)

7. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

8. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

9. Partnership or multi-member LLC	The partnership or LLC

10. Disregarded entity not owned by an individual	The owner

11. A broker or registered nominee	The broker or nominee

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you. Use Substitute Form W-9 to give your correct TIN to the Exchange Agent and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also obtain this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAXFORM (1-800-829-3676) or from the IRS website at www.irs.gov.

If you do not have a TIN and have applied for one or intend to apply for one soon, write “Applied For” in Part 1, complete the “Certificate of Awaiting Taxpayer Identification Number”, and sign and date this Form W-9 and give it to the Exchange Agent.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another substitute Form W-9, include your TIN, sign and date the form, and give it to the Exchange Agent.

CAUTION: A domestic entity that is disregarded for U.S. federal income tax purposes and that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the Exchange Agent the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (5) and (7) through (13) and C corporations are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, (iii) gross proceeds paid to an attorney and (iv) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations promulgated thereunder.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold (currently at the rate of 28%) from taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply including those listed below.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

General

Please do not send Outstanding Notes or Letters of Transmittal directly to the Issuer. Your Outstanding Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will he deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1. Delivery of this Letter of Transmittal and Certificates.

This Letter of Transmittal is to be completed by holders of Outstanding Notes (which term, for purposes of the Exchange Offers, includes any participant in DTC whose name appears on a security position listing as the holder of such Outstanding Notes) if either (a) Certificates for such Outstanding Notes are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offers—Book-Entry Delivery Procedures” in the Prospectus and an Agent’s Message (as defined below) is not delivered. The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Issuer may enforce this Letter of Transmittal against such participant. Certificates representing the tendered Outstanding Notes, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal, or a facsimile hereof (or, in the case of a book-entry transfer, an Agent’s Message), a Substitute Form W-9 and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes may be tendered in whole or in part in the principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

2. Guaranteed Delivery Procedures.

Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may effect a tender by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offers—Guaranteed Delivery Procedures” in the Prospectus and by completing Box 3. Pursuant to these procedures, holders may tender their Outstanding Notes if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) a properly completed and signed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal is delivered to the Exchange Agent on or before the Expiration Date (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes, the registered number(s) of such Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby; and (iii) the Certificates or a confirmation of book-entry transfer and a properly completed and signed Letter of Transmittal is delivered to the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. The Notice of Guaranteed Delivery may be delivered by hand, facsimile or mail to the Exchange Agent, and a guarantee by an Eligible Guarantor Institution must be included in the form described in the notice.

Any holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering holder of Outstanding Notes, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

No signature guarantee on this Letter of Transmittal is required if:

(i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such holder(s) has (have) completed either the box entitled “Special Issuance Instructions” (Box 6) or “Special Delivery Instructions” (Box 7) above; or

(ii) such Outstanding Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) in Box 8 on this Letter of Transmittal. See Instruction 5.

If the space provided in the box captioned “Description of Outstanding Notes Tendered” (Box 1) is inadequate, the Certificate or registration number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed in a separate, signed schedule and attached to this Letter of Transmittal.

3. Beneficial Owner Instructions.

Only a holder of Outstanding Notes (i.e., a person in whose name Outstanding Notes are registered on the books of the registrar or, with respect to interests in the Outstanding Notes held by DTC, a DTC participant listed in an official DTC proxy), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Outstanding Notes who wishes to accept the Exchange Offers must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the “Instructions to Registered Holder and/or DTC Participant from Beneficial Owner of 11% Senior Notes due 2019 and/or 11 1/4% Senior Notes due 2020” form accompanying this Letter of Transmittal.

4. Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry); Withdrawals.

Tenders of Outstanding Notes will be accepted only in the principal amount of $2,000 and integral multiples of $1,000, in excess thereof. If less than the entire principal amount of Outstanding Notes evidenced by a submitted Certificate is tendered, the tendering holder(s) should fill in the aggregate principal amount tendered in the column entitled “Aggregate Principal Amount of Outstanding Notes Being Tendered” in Box 1 above. A newly issued Certificate for the principal amount of Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

Outstanding Notes tendered pursuant to the Exchange Offers may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at the address set forth on the first page hereof. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the “Depositor”), (ii) identify the Outstanding Notes to be withdrawn (including the registration number(s) and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes in the name of the person withdrawing the tender, (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor and (v) include a statement that the Depositor is withdrawing its election to have such Outstanding Notes exchanged. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offers and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly re-tendered. Any Outstanding Notes which have been tendered but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offers. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption “The Exchange Offers—Procedures for Tendering Outstanding Notes” in the Prospectus at any time prior to the Expiration Date.

Neither the Issuer, the Guarantors, any affiliates or assigns of the Issuer, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

5. Signature on Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the Certificates without alteration, addition, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Outstanding Notes.

If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Outstanding Notes.

If this Letter of Transmittal is signed by the registered holder(s) of Outstanding Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder(s) (or acting holder(s)) must either properly endorse the Outstanding Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on the Outstanding Notes, and, with respect to a participant in DTC whose name appears on such security position listing), with the signature on the Outstanding Notes or bond power guaranteed by an Eligible Guarantor Institution (except where the Outstanding Notes are tendered for the account of an Eligible Guarantor Institution).

If this Letter of Transmittal, any Certificates, bond powers or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, must submit proper evidence satisfactory to the Issuer, in its sole discretion, of such persons’ authority to so act.

Endorsements on Certificates for the Outstanding Notes or signatures on bond powers or separate written instruments of transfer or exchange required by this Instruction 5 must be guaranteed by a firm that is a member of the Security Transfer Agent Medallion Signature Program or by any other “Eligible Guarantor Institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Guarantor Institution only if the Outstanding Notes are tendered: (i) by a registered holder of the Outstanding Notes (which term, for purposes of the Exchange Offers, includes any participant in the DTC system whose name appears on a security position listing as the owner of such Outstanding Notes) tendered who has not completed Box 6 entitled “Special Issuance Instructions” or Box 7 entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Guarantor Institution.

6. Special Issuance and Delivery Instructions.

Tendering holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the Exchange Notes and/or substitute certificates evidencing Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box. A holder tendering the Outstanding Notes by book-entry transfer may request that the Outstanding Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereof (See Box 4).

If no instructions are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at DTC.

7. Transfer Taxes.

The Issuer will pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offers. If, however, a transfer tax is imposed because Exchange Notes are delivered or issued in the name of a person other than the registered holder or if a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Notes to the Issuer or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to the tendering holder by the Exchange Agent.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in the Letter of Transmittal.

8. Waiver of Conditions.

The Issuer reserves the right to waive, in whole or in part, any of the conditions to the Exchange Offers set forth in the Prospectus.

9. Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been completed.

10. Questions and Request for Assistance or Additional Copies.

Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

11. Validity and Form; No Conditional Tenders; No Notice of Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Notes and withdrawal of tendered Outstanding Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange. The Issuer also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Issuer, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder as soon as practicable following the Expiration Date.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH OUTSTANDING NOTES OR CONFIRMATION OF BOOK ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Internal Revenue Service Circular 230 Disclosure

Pursuant to Internal Revenue Service Circular 230, we hereby inform you that the description set forth herein with respect to U.S. federal tax issues was not intended or written to be used, and such description cannot be used, by any taxpayer for the purpose of avoiding any penalties that may be imposed on the taxpayer under the U.S. Internal Revenue Code. Such description was written in connection with the transactions described herein and is limited to the U.S. federal tax issues described herein. It is possible that additional issues may exist that could affect the U.S. federal tax treatment of the transactions or other matters described herein, and this description does not consider or provide any conclusions with respect to any such additional issues. Taxpayers should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

Under U.S. federal income tax law, a tendering holder whose Outstanding Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Exchange Agent with its correct TIN and certifies that it is not subject to backup withholding by completing the enclosed Substitute Form W-9, or otherwise establishes an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual’s social security number. If the Exchange Agent is not provided with the correct TIN, the U.S. Holder (or other payee) may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”), and any reportable payments made to such person with respect to Outstanding Notes may be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent is provided with a TIN. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

Certain holders of Outstanding Notes (including, among others, all corporations and certain foreign holders) are not subject to these backup withholding and reporting requirements. However, exempt holders of Outstanding Notes should indicate their exempt status on the Substitute Form W-9, by checking the exemption box in Part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign holder to qualify as an exempt recipient, the holder must submit an applicable Form W-8 (such as an IRS Form W-8BEN) signed under penalties of perjury, attesting to that holder’s non-U.S. status. An applicable Form W-8 can be obtained from the Exchange Agent or the IRS’s website. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. Holders should consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements, and the procedure for obtaining the exemption.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any reportable payments made to the holder of Outstanding Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

A holder who does not have a TIN may write “Applied For” as indicated on the Substitute Form W-9 if the surrendering holder of Outstanding Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If such case, the holder of Outstanding Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. The holder of Outstanding Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Outstanding Notes. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.